SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               February 22, 2000
                        (Date of earliest event reported)



                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)





            Delaware                     1-9700               94-3025021
  (State or other jurisdiction         Commission          (I.R.S. Employer
of incorporation or organization)      File Number       Identification Number)



                   120 Kearny Street, San Francisco, CA 94108
              (Address of principal executive offices and zip code)
       Registrant's telephone number, including area code: (415) 627-7000

                         THE CHARLES SCHWAB CORPORATION



Item 5. Other Events

     Included in this Form 8-K are the audited consolidated balance sheets of The Charles Schwab Corporation and subsidiaries (the Company) as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholders' equity and cash flows for each of the years ended December 31, 1999, 1998 and 1997, together with the Independent Auditors' Report thereon, as well as the Company's management's discussion and analysis of results of operations and financial condition, and supplementary financial information.



Item 7. Financial Statements and Exhibits

   (c)  Exhibits

        The exhibits listed below are filed as part of this Current Report on Form 8-K.

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 Exhibit
 Number      Description
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   23.1      Independent Auditors' Consent.

   99.1 The audited consolidated balance sheets of The Charles Schwab Corporation and subsidiaries (the Company) as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholders' equity and cash flows for each of the years ended December 31, 1999, 1998 and 1997, together with the Independent Auditors' Report thereon, as well as the Company's management's discussion and analysis of results of operations and financial condition, and supplementary financial information.

---------- ---------------------------------------------------------------------

                         THE CHARLES SCHWAB CORPORATION



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              THE CHARLES SCHWAB CORPORATION
                                                       (Registrant)


Date:  February 22, 2000                      /s/ Christopher V. Dodds
       -----------------                      -------------------------------
                                              Christopher V. Dodds,
                                              Executive Vice President and
                                                Chief Financial Officer